UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 24, 2013

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33‑0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 AVX Boulevard
Fountain Inn, South Carolina		29644
(Address of principal executive offices)		(Zip Code)

(864) 967-2150
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2013,  the shareholders of AVX Corporation (the “Company”) approved the adoption of the 2014 Non-Employee Directors’ Stock Option Plan and the 2014 Stock Option Plan (the “Plans”).

Descriptions of the terms and conditions of the 2014 Non-Employee Directors’ Stock Option Plan and the 2014 Stock Option Plan are set forth in the Company’s definitive Proxy Statement for the 2013 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on June 7, 2013 under the headings “Proposal II – Approval of the 2014 Non-Employee Directors’ Stock Option Plan” and “Proposal III – Approval of the 2014 Stock Option Plan”, respectively.  Such descriptions are incorporated herein by reference.    The summaries of the terms and conditions of the Plans set forth in the Proxy Statement are not complete descriptions of the documents. Accordingly, the foregoing is qualified in its entirety by reference to the full texts of the Plans filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended March 31, 2013, which exhibits are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

10.1    AVX Corporation 2014 Non-Employee Directors’ Stock Option Plan (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K/A of the Company for the year ended March 31, 2013)

10.2    AVX Corporation 2014 Stock Option Plan (incorporated by reference to Exhibit 10.17 to the Annual Report on Form 10-K/A of the Company for the year ended March 31, 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2013

AVX CORPORATION

By:	/s/ Kurt P. Cummings

Name:	Kurt P. Cummings
Title:	Vice President,
Chief Financial Officer,
Treasurer and Secretary